UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2025

LXP INDUSTRIAL TRUST
(Exact name of registrant as specified in its charter)

Maryland		1-12386	13-3717318
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

515 N Flagler Dr, Suite 408,	West Palm Beach	FL	10119-4015
(Address of Principal Executive Offices)			(Zip Code)
(212) 692-7200
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of beneficial interest, par value $0.0001 per share, classified as Common Stock	LXP	New York Stock Exchange
6.50% Series C Cumulative Convertible Preferred Stock, par value $0.0001 per share	LXPPRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modifications to Rights of Security Holders.
The disclosure set forth under Items 5.02, 5.03 and 8.01 below is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements Of Certain Officers.

The Board of Trustees of LXP Industrial Trust (the "Trust"), including all of the members of the Compensation Committee, approved an amendment (the “Plan Amendment”) to the LXP Industrial Trust 2022 Equity-Based Award Plan (the “Plan”), effective November 10, 2025. The Plan Amendment ratably adjusted the aggregate number of shares of beneficial interest of the Trust, par value $0.0001 per share, classified as "common stock" (the "Common Shares") issuable under the Plan to reflect a one-for-five reverse share split of the outstanding Common Shares (the "Reverse Split"). Equity and equity-based awards outstanding under the Plan have also been ratably adjusted to reflect the Reverse Split.

The description of the Plan Amendment contained in this Item 5.02 is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth under Item 8.01 below is incorporated herein by reference.

Effective as of 5:00 p.m. ET on November 10, 2025 (the "Effective Time"), the Trust amended its Amended and Restated Declaration of Trust pursuant to an Articles of Amendment to the Trust’s Amended and Restated Declaration of Trust (the “Articles of Amendment”) filed with the State Department of Assessments and Taxation of Maryland. Pursuant to the Articles of Amendment, at the Effective Time, each outstanding Common Share, par value $0.0001 per share, automatically reclassified into 1/5th of a Common Share, par value $0.0001 per share. If the Reverse Split would result in the issuance of a fraction of Common Share, such fractional share shall be rounded down to the nearest full share and the Trust shall pay the holder otherwise entitled to such fraction a sum in cash in an amount equal to the relevant percentage of the amount received per share upon the sale in one or more open market transactions of the aggregate of all such fractional shares. As a result of the Reverse Split, the number of outstanding Common Shares was reduced to approximately 59.2 million shares.

Each shareholder’s percentage ownership in the Trust and proportional voting power remains unchanged after the Reverse Split, except for minor changes resulting from the payment of cash for fractional shares. The rights and privileges of shareholders are unaffected by the Reverse Split. There will be no change to the number of authorized shares of the Trust’s common shares as a result of the Reverse Split. The Trust's trading symbol will remain unchanged, but the CUSIP number for the Trust's registered Common Shares was changed to 529043408.

The foregoing summary of the Articles of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Articles of Amendment, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On November 10, 2025, the Trust issued a press release announcing the completion of the Reverse Split. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to this “Item 7.01 - Regulation FD Disclosure”, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing made by the Trust under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As previously announced, the Trust completed a one-for-five Reverse Split of the outstanding Common Shares, effective at 5:00 p.m. ET on November 10, 2025. As a result of the Reverse Split, there are approximately 59.2 million Common Shares issued and outstanding.

As a result of the Reverse Split, effective November 10, 2025, the conversion rate of the Trust's 6.50% Series C Preferred Stock adjusted from a conversion rate of approximately 2.4339 Common Shares per share of 6.50% Series C Preferred Stock to approximately 0.48678 Common Shares per share of 6.50% Series C Preferred Stock.

The previously announced quarterly dividend of $0.14 per Common Share for shareholders of record as of December 31, 2025 will be $0.70 per share after accounting for the Reverse Split.

The Trust has registration statements on Form S-3ASR (File No. 333-277142) and registration statements on Form S-8 (File No. 333-288228, 333-266016, 333-102232, 333-85625 and 33-85658) on file with the Securities and Exchange Commission (the “Commission”). Commission regulations permit the Trust to incorporate by reference future filings made with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, prior to the termination of the offerings covered by registration statements filed on Form S-3ASR or Form S-8. The information incorporated by reference is considered to be part of the prospectus included within each of those registration statements. Information in this Item 8.01 of this Current Report on Form 8-K is therefore intended to be automatically incorporated by reference into each of the active registration statements listed above, thereby amending them. Pursuant to Rule 416(b) under the Securities Act, the amount of undistributed Common Shares deemed to be covered by the effective registration statements of the Trust described above are proportionately reduced as of the Effective Time to give effect to the Reverse Split.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits
3.1	Articles of Amendment to the Amended and Restated Declaration of Trust
10.1	Amendment to the LXP Industrial Trust 2022 Equity-Based Award Plan
99.1	Press Release Issued November 10, 2025
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LXP Industrial Trust

Date:	November 10, 2025	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary